                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Wilmington Trust Corporation of our report dated January 26, 2001, included in the 2001 Annual Report to Shareholders of Wilmington Trust Corporation.

We also consent to the incorporation by reference in the following Registration Statements of Wilmington Trust Corporation of our report dated January 26, 2001, with respect to the consolidated financial statements of Wilmington Trust Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 2001:

Registration Statement

      Number                  Form              Description
      ------                  ----              -----------
      33-43675                Form S-8          1991 Employee Stock 'Purchase Plan,
                                                1991 Long-Term Incentive Stock
                                                Option Plan, 1988 Long-Term
                                                Incentive Stock Option Plan, 1983
                                                Employee Stock Option Plan, Thrift
                                                Savings Plan, and Employee Stock
                                                Ownership Plan

      333-04042               Form S-8          1996 Employee Stock Purchase Plan
                                                and 1996 Long-Term Incentive Plan

      333-49019               Form S-3          Subordinated Debt

      333-69479               Form S-8          Thrift Savings Plan

      333-80009               Form S-8          1999 Long Term Incentive Plan and
                                                Executive Incentive Plan

      333-69453               Form S-3          Resale Prospectus and Offering to Public

      333-37928               Form S-8          2000 Employee Stock Purchase Plan

      333-61096               Form S-8          2001 Non-Employee Director Stock
                                                Option Plan

      333-76332               Form S-3          Resale Prospectus

Philadelphia, Pennsylvania                            /s/ ERNST & YOUNG LLP
March 28, 2002